[Transamerica Life Insurance Company Letterhead]

March 25, 2004

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	PFL Variable Annuity Fund II

File No. 811- 02411, CIK 0000078011

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), PFL Variable Annuity Fund II, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the underlying management investment company MagnaCap Fund (formerly Large Company Value Fund). This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 10, 2004, MagnaCap Fund filed its semi-annual report with the Commission via EDGAR (CIK: 001063946). To the extent necessary, that filing is incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/ Darin D. Smith

Darin D. Smith Assistant General Counsel Financial Markets Group